UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 29, 2017

Steadfast Apartment REIT, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-55428	36-4769184
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18100 Von Karman Avenue, Suite 500 Irvine, California 92612 (Address of principal executive offices)

(949) 852-0700
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933  (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.
On December 29, 2017 (the “Closing Date”), Steadfast Apartment REIT, Inc. (the “Company”), through certain indirect wholly-owned subsidiaries of its operating partnership (each a “Borrower” and, together the “Borrowers”), refinanced existing mortgage loans under the Company’s existing Freddie Mac Credit Facility (the “Facility”) by entering into Multifamily Loan and Security Agreements (the “Loan Agreements”) with PNC Bank, National Association (the “Lender”).

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 1.02	Termination of a Definitive Material Agreement.
In connection with the refinancing, on the Closing Date, each Borrower terminated the loans under the Facility and entered into the new Loan Agreement with the Lender.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On the Closing Date, each Borrower entered into a Loan Agreement with the Lender pursuant to the Freddie Mac Capital Markets Execution Program (the “CME”), as evidenced by a Multifamily Note (the “Note” and, together with the Loan Agreement, the Mortgage and the Guaranty, each described below, the “Loan Documents”). Pursuant to the CME, the Lender originates the mortgage loan and then transfers the loan to the Federal Home Loan Mortgage Association. Each Loan Agreement provides for a term loan (each a “Loan” and, collectively the “Loans”) with a maturity date of January 1, 2025 (the “Maturity Date”), unless the Maturity Date is accelerated in accordance with the Loan terms. The proceeds of the Loans were used to refinance the existing indebtedness under the Facility associated with the secured properties listed below. The Borrower and related fees for each Loan are also set forth on the schedule below. The aggregate amount outstanding under the Facility with respect to the Borrowers as of the Closing Date was $92,475,000.

Each Loan accrues interest at the one-month London Interbank Offered Rate (LIBOR) plus 1.88% (together, the “Interest Rate”). The entire outstanding principal balance and any accrued and unpaid interest on each of the Loans are due on the Maturity Date. Interest and principal payments on the Loans are payable monthly in arrears on specified dates as set forth in each Loan Agreement. Monthly payments are due and payable on the first day of each month, commencing February 1, 2018.

A Borrower may voluntarily prepay all of the unpaid principal balance of its Loan and all accrued interest thereon and other sums due to the Lender under the Loan Documents following the first year of the Loan, provided the Borrower provides the Lender with prior notice of such prepayment and pays a prepayment fee, all in accordance with the terms of the Loan Agreement.

Each Loan is secured by, among other things, the corresponding property set out on the schedule below pursuant to a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing (each a “Mortgage”). Additionally, pursuant to an Assignment of Management Agreement and Subordination of Management Fees, each Borrower has assigned all of its rights under the existing property management agreement to the Lender upon an event of default under the Loan Documents.

The Company entered into a Guaranty (the “Guaranty”) to and for the benefit of the Lender in connection with each Loan. The Company absolutely, unconditionally and irrevocably guarantees to the Lender the full and prompt payment and performance when due of all amounts for which a Borrower is personally liable under the Loan Agreements, in addition to all costs and expenses incurred by the Lender in enforcing such Guaranty.

The Borrowers paid loan origination fees to the Lender in connection with each of the refinancings, and Steadfast Apartment Advisor, LLC earned a loan coordination fee in connection with the refinancings. The origination fees and loan coordination fees are set out below.

Borrower	Principal Loan Amount	Secured Property	City and State	Loan Coordination Fee	Origination Fee
STAR Delano, LLC	$30,011,000	Delano at North Richland Hills	North Richland Hills, TX	$225,083	$105,039
STAR Meadows, LLC	25,624,000	Meadows at North Richland Hills	North Richland Hills, TX	192,180	89,684
STAR Monticello, LLC	41,445,000	Monticello by the Vineyard	Euless, TX	310,838	145,058
	$97,080,000			$728,101	$339,781

The material terms of the agreements described above, the date on which each agreement was entered into and the identity of the parties to each agreement are qualified in their entirety by the agreements attached as Exhibits 10.1 - 10.15 in Item 9.01 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits.

Exhibit	Description

10.1	Multifamily Loan and Security Agreement, made as of December 29, 2017, by and between STAR Delano, LLC and PNC Bank, National Association

10.2	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 29, 2017, by and between STAR Delano, LLC and PNC Bank, National Association

10.3
Assignment of Management Agreement and Subordination of Management Fees, dated as of December 29, 2017, by and among STAR Delano, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.4	Guaranty, dated as of December 29, 2017, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.5	Multifamily Note, made as of December 29, 2017, by STAR Delano, LLC, in favor of PNC Bank, National Association

10.6	Multifamily Loan and Security Agreement, made as of December 29, 2017, by and between STAR Meadows, LLC and PNC Bank, National Association

10.7	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 29, 2017, by and between STAR Meadows, LLC and PNC Bank, National Association

10.8
Assignment of Management Agreement and Subordination of Management Fees, dated as of December 29, 2017, by and among STAR Meadows, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.9	Guaranty, dated as of December 29, 2017, by Steadfast Apartment REIT, Inc. for the benefit of PNC Bank, National Association

10.10	Multifamily Note, made as of December 29, 2017, by STAR Meadows, LLC, in favor of PNC Bank, National Association

10.11	Multifamily Loan and Security Agreement, made as of December 29, 2017, by and between STAR Monticello, LLC and PNC Bank, National Association

10.12	Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of December 29, 2017, by STAR Monticello, LLC for the benefit of PNC Bank, National Association

10.13
Assignment of Management Agreement and Subordination of Management Fees, dated as of December 29, 2017, by and among STAR Monticello, LLC, PNC Bank, National Association and Steadfast Management Company, Inc.

10.14	Guaranty, dated as of December 29, 2017, by Steadfast Apartment REIT, Inc. to and for the benefit of PNC Bank, National Association

10.15	Multifamily Note, made as of December 29, 2017, by STAR Monticello, LLC, in favor of PNC Bank, National Association

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST APARTMENT REIT, INC.

Date:	January 4, 2018	By:	/s/ Kevin J. Keating______________
Kevin J. Keating
Chief Financial Officer